UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 12, 2004

Rockford Corporation

(Exact name of registrant as specified in its charter)

Arizona (State or other Jurisdiction of Incorporation)	000-30138 (Commission File Number)	86-0394353 (IRS Employer Identification No.)

600 South Rockford Drive
Tempe, Arizona 85281
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(480) 967-3565

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective November 12, 2004, we entered into a Global Amendment to Notes, Warrants, Indenture, Security Agreement, Warrant Agent Agreement and Registration Rights Agreement and Waiver of Event of Default (the “Amendment”) relating to our outstanding 4.5% Convertible Senior Subordinated Secured Notes due 2009 in the aggregate principal amount of $12,500,000 (the “Notes”) and outstanding warrants to purchase 590,737 shares of our common stock (the “Warrants”). The Notes and Warrants were sold to accredited investors (the “Holders”) in reliance on Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Securities Purchase Agreement dated as of June 10, 2004 (the “SPA”). Under the Amendment, the Holders and the Trustee under the Indenture relating to the Notes agreed to waive certain known Events of Default under the Indenture subject to our agreement to amend certain terms of the Notes, Warrants, Indenture and related agreements (collectively, the “Operative Documents”). Conformed copies of the Amendment, the SPA and the Operative Documents are attached to this Current Report on Form 8-K as Exhibits.

Waiver of Event of Default

In consideration for our entering into the Amendment, the Trustee and the Holders waived (i) enforcement of their rights and remedies against us arising from the voluntary receivership of our German subsidiary, MB Quart GmbH, disclosed in our Current Report on Form 8-K filed with the SEC on September 21, 2004 (the “MB Quart Receivership”), including any default under any of the Operative Documents associated directly with or arising as a result of the MB Quart Receivership (collectively, the “Known Existing Default”) and (ii) the automatic 5% increase in the rate of interest on the Notes (and any right to be paid such increased rate of interest) as a result of the Known Existing Default under Section 7.1 of the Indenture.

Amendments

Under the Amendment, the Operative Documents are amended in the following material respects:

Conversion Price and Conversion Shares

The conversion price of the Notes is reduced from $5.29 per share to $4.61 per share. This will increase the number of shares of Common Stock issuable, if all of the Notes are converted, from 2,362,949 shares to 2,711,497 shares.

Warrants and Exercise Price

The Warrants and other Operative Documents are amended to reflect that Warrants to purchase 1,187,500 shares of Common Stock are issued to the Holders. This is an increase from the original Warrants issued to the Holders that allowed the purchase of 590,737 shares of Common Stock. In addition, the exercise price of the Warrants is reduced from $5.75 per share to $3.73 per share.

Security

The Indenture and Security Agreement are amended to delete the provisions thereof that provided for the early termination of the Holders’ second priority lien on certain of our assets if our average monthly EBITDA for any twelve consecutive months commencing with the month ending June 30, 2004 is positive.

Registration Rights

Under the Amendment, we agreed to amend the Registration Statement on Form S-3 that was declared effective by the SEC on August 20, 2004, or file a new Registration Statement, or both, to reflect the transactions contemplated by the Amendment, including the increase in the number of Warrants issued to the Holders, as required under Section 2(e) of the Registration Rights Agreement. The Holders agreed that, from the date of execution of the Amendment until the amended or new Registration Statement is declared effective by the SEC, the Holders will not sell the Notes, Warrants or underlying shares of Common Stock under the currently effective Registration Statement.

Piper Jaffray Warrants

Simultaneously with the execution of the Amendment, we also entered into an amendment of the warrants we granted to Piper Jaffray & Co. (“Piper Jaffray”) in connection with the investment banking services Piper Jaffray provided us in connection with the issuance of the Notes and Warrants pursuant to the SPA. Under the Piper Jaffray amendment, we reduced the exercise price of the Piper Jaffray warrants for 59,073 shares of Common Stock from $5.75 per share to $3.73 per share.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits

4.1	Conformed Copy of Indenture dated as of June 10, 2004 between Rockford Corporation and BNY Western Trust Company+

4.2	Form of 4.5% Convertible Senior Subordinated Secured Note Due 2009+

4.3	Form of Warrant to Purchase Common Stock+

4.4	Conformed Copy of Registration Rights Agreement dated as of June 10, 2004 by and among Rockford Corporation, Piper Jaffray & Co. and the Buyers as defined therein+

4.5	Conformed Copy of Warrant Agent Agreement dated as of June 10, 2004 between Rockford Corporation and BNY Western Trust Company+

4.6	Conformed Copy of Security Agreement dated as of June 10, 2004 among Rockford Corporation, Audio Innovations, Inc. and BNY Western Trust Company+

4.7	Conformed Copy of Intercreditor Agreement dated as of June 10, 2004 by and among Congress Financial Corporation (Western), BNY Western Trust Company, Rockford Corporation and Audio Innovations, Inc.+

4.8	Conformed Copy of Global Amendment to Notes, Warrants, Indenture, Security Agreement, Warrant Agent Agreement and Registration Rights Agreement and Waiver of Event of Default dated as of November 12, 2004 by and among Rockford Corporation, Audio Innovations, Inc., BNY Western Trust Company and the persons listed on the Schedule of Holders attached thereto as Exhibit A

4.9	Conformed Copy of Amendment to Warrants, Warrant Agent Agreement and Registration Rights Agreement dated as of November 12, 2004, by and among Rockford Corporation, BNY Western Trust Company and Piper Jaffray & Co.

10.1	Securities Purchase Agreement dated as of June 10, 2004 between Rockford Corporation and the Buyers as defined therein+

+	Previously filed on June 15, 2004 with our Current Report on Form 8-K disclosing the transactions contemplated by the Securities Purchase Agreement dated June 10, 2004 and related agreements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: November 15, 2004

ROCKFORD CORPORATION

By:	/s/ W. Gary Suttle

W. Gary Suttle Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
4.1	Conformed Copy of the Indenture dated as of June 10, 2004 between Rockford Corporation and BNY Western Trust Company+

4.2	Form of 4.5% Convertible Senior Subordinated Secured Note Due 2009+

4.3	Form of Warrant to Purchase Common Stock+

4.4	Copy of the Registration Rights Agreement dated as of June 10, 2004 by and among Rockford Corporation, Piper Jaffray & Co. and the Buyers as defined therein+

4.5	Conformed Copy of Warrant Agent Agreement dated as of June 10, 2004 between Rockford Corporation and BNY Western Trust Company+

4.6	Conformed Copy of Security Agreement dated as of June 10, 2004 among Rockford Corporation, Audio Innovations, Inc. and BNY Western Trust Company+

4.7	Conformed Copy of Intercreditor Agreement dated as of June 10, 2004 by and among Congress Financial Corporation (Western), BNY Western Trust Company, Rockford Corporation and Audio Innovations, Inc.+

4.8	Conformed Copy of Global Amendment to Notes, Warrants, Indenture, Security Agreement, Warrant Agent Agreement and Registration Rights Agreement and Waiver of Event of Default dated as of November 12, 2004 by and among Rockford Corporation, Audio Innovations, Inc., BNY Western Trust Company and the persons listed on the Schedule of Holders attached thereto as Exhibit A

4.9	Conformed Copy of Amendment to Warrants, Warrant Agent Agreement and Registration Rights Agreement dated as of November 12, 2004 by and among Rockford Corporation, BNY Western Trust Company and Piper Jaffray & Co.

10.1	Securities Purchase Agreement dated as of June 10, 2004 between Rockford Corporation and the Buyers as defined therein+

+	Previously filed on June 15, 2004 with our Current Report on Form 8-K disclosing the transactions contemplated by the Securities Purchase Agreement dated June 10, 2004 and related agreements.

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